UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2025

DUKE Robotics Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55504	47-3052410
(Commission File Number)	(IRS Employer Identification No.)

10 HaRimon Street, Mevo Carmel Science and Industrial Park, Israel	2069203
(Address of Principal Executive Offices)	(Zip Code)

011-972-4-8124101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2025, DUKE Robotics Corp. (the “Company”), through its wholly owned subsidiary Duke Airborne Systems Ltd., an Israeli corporation (“Duke”), and Elbit Systems Land Ltd., an Israeli corporation (“Elbit”), executed a supplement letter (the “Supplement Letter”) to the collaboration agreement dated January 29, 2021, (the “Collaboration Agreement”) relating to its stabilized weapons drone system technology that Elbit has been marketing and deploying under the brand name “Birds of Prey”. Pursuant to the Supplement Letter, the Company and Elbit have agreed to expand their collaboration to allow the Company to market the system to military, defense, home-land security and para-military customers, in coordination with Elbit. The Company will be entitled to a commission fee, in the mid-single figure percentage range, from any proceeds resulting from its marketing activities, in addition to the royalties it is entitled to as part of the Collaboration Agreement.

The foregoing description of the Supplement Letter does not purport to be complete, and is subject to, and qualified in its entirety by reference to the Supplement Letter, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 8.01. Other Events.

On April 3, 2025, the Company issued a press release announcing the progress with Elbit regarding “Birds of Prey” stabilized weapons drone system. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1*	Supplement Letter to the Collaboration Agreement dated April 2, 2025.
99.1	Press release dated April 3, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain identified information in the exhibit has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ROBOTICS CORP.

Dated: April 3, 2025	By:	/s/ Yossef Balucka
		Name:	Yossef Balucka
		Title:	Chief Executive Officer

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